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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 12, 1998



                              SHELBY COUNTY BANCORP
             (Exact name of registrant as specified in its charter)


          Indiana                        0-19445                35-1832715
 (State or jurisdiction of             (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


       29 EAST WASHINGTON STREET
          SHELBYVILLE, INDIANA                                    46176
(Address of principal executive offices)                        (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 398-9721


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         As part of its quarterly report on Form 10-Q for the quarterly period ended December 31, 1997, Shelby County Bancorp (the "Registrant") filed as
Exhibit 2 thereto that certain Agreement of Affiliation and Merger dated February 5, 1998 (the "Prior Merger Agreement") by and among the Registrant, Blue River Bancshares, Inc. ("Blue River"), and Shelby County Savings Bank, FSB (the "Bank"). The Prior Merger Agreement pertained to the merger of the Registrant with and into Blue River (the "Merger"). On March 12, 1998, those parties amended and restated the Prior Merger Agreement to primarily delete the requirement that immediately prior to the Merger, the Bank convert from a federal savings bank to an Indiana state commercial bank. Accordingly, the Amended and Restated Agreement of Affiliation and Merger, dated as of March 12, 1998, by and among the Registrant, Blue River and the Bank, is filed as an exhibit to this Form 8-K.

Exhibit
Number            Exhibit
-------           -------
  2               Amended and Restated Agreement of Affiliation and Merger dated
                  March 12, 1998.
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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SHELBY COUNTY BANCORP




Date:  March 16, 1998                  By:  /s/ Rodney L. Meyerholtz
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                                            Rodney L. Meyerholtz
                                            President



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